PGIM Rock ETF Trust
PGIM US Large-Cap Buffer 12 ETF – September
PGIM US Large-Cap Buffer 20 ETF – September
(each a “Fund” and collectively the “Funds”)
Supplement dated August 23, 2024
to the Funds’ Currently Effective Summary Prospectus and Prospectus
As described in detail in the Funds’ prospectus, an investment in shares of a Fund is subject to a pre-determined upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the entire Target Outcome Period (an approximately one year period over which each Fund seeks to produce the target outcome). The Target Outcome Period for each Fund will commence on September 1, 2024 and end on August 31, 2025. Each Fund’s Cap will not be determined until the start of the Target Outcome Period on September 1, 2024. As of August 23, 2024, the expected range of each Fund’s Cap (before fees and expenses) is set forth below.
Fund Name	Ticker	Estimated Cap Range
PGIM US Large-Cap Buffer 12 ETF – September	SEPP	12.2% – 14.2% before fees and expenses
(11.7% – 13.7% after taking into account the Fund’s unitary management fee)
PGIM US Large-Cap Buffer 20 ETF – September	PBSE	9.2% – 11.2% before fees and expenses
(8.7% – 10.7% after taking into account the Fund’s unitary management fee)

LR5009SEP